UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2011

VISUALANT, INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	0-25541	91-1948357
(State or jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Union Street, Suite 406

Seattle, Washington 98101

           (206) 903-1351

(Address of Registrant’s principal executive office and telephone number)

Item 8.01  Other Business.

On April 29, 2011, the Company held its 2011 Annual Meeting of Stockholders.  The results of the Annual Meeting are set forth below.  Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on January 31, 2011.

Proposal No. 1 - To elect eight nominees to serve on the Board of Directors until the 2012 Annual Meeting of Stockholders.

Ron Erickson	For	19,761,279
	Withheld	37,375
Brad Sparks	For	18,751,279
	Withheld	1,047,375
Jon Pepper	For	19,761,279
	Withheld	37,375
Dr. Masahiro Kawahata	For	19,760,274
	Withheld	38,380
Marco Hegyi	For	19,748,779
	Withheld	49,875
Yoshitami Arai	For	19,760,279
	Withheld	38,375
James Gingo	For	19,758,274
	Withheld	40,380
Paul Bonderson	For	19,758,274
	Withheld	40,380

Proposal No. 2 - To adopt the Visualant, Inc. 2011 Stock Incentive Plan.

For	19,498,979
Against	168,445
Abstain	131,230
Non Vote	6,585,817

Proposal No. 3 - To ratify the appointment of Madsen & Associates CPA’s, Inc. of Murray, Utah as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

For	25,975,459
Against	165,053
Abstain	243,959
Non Vote	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: VISUALANT, INCORPORATED

By:	/s/ Mark Scott
Mark Scott, CFO

May 4, 2011